This instrument was prepared by:

John O. Sutton, Jr., Esq.

K&L Gates LLP

301 Commerce, Suite 3000

Fort Worth, Texas 76102

Recording requested by

and when recorded mail to:

John O. Sutton, Jr., Esq.

K&L Gates LLP

301 Commerce, Suite 3000

Fort Worth, Texas 76102

A.P.N.s: 162-21-802-006 and 162-21-802-008	SPACE ABOVE THIS LINE FOR RECORDER'S USE ONLY

AMENDMENT NO. 2 TO AND RATIFICATION OF DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING WITH ASSIGNMENT OF LEASES AND RENTS, PROCEEDS AND AGREEMENTS

Effective as of March 30, 2012

by

BLUEGREEN VACATIONS UNLIMITED, INC.,

a Florida corporation
as successor-by-merger of Bekan-Bluegreen, LLC

and

BLUEGREEN NEVADA, LLC,

a Delaware limited liability company,

collectively, the “Trustor”

and

RESORT FINANCE AMERICA, LLC, a Delaware limited liability company

(as successor-in-interest by assignment from GMAC Commercial Finance LLC, in turn as successor-in-interest by assignment from Residential Funding Company, LLC)

the “Beneficiary”

AMENDMENT NO. 2 TO AND RATIFICATION OF DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING WITH ASSIGNMENT OF LEASES AND RENTS, PROCEEDS AND AGREEMENTS

THIS AMENDMENT NO. 2 TO AND RATIFICATION OF DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING WITH ASSIGNMENT OF RENTS, PROCEEDS AND AGREEMENTS (this “Second Amendment”) dated March 30, 2012 (the “Second Amendment Effective Date”), is made by and between BLUEGREEN VACATIONS UNLIMITED, INC., a Florida corporation, and BLUEGREEN NEVADA, LLC, a Delaware limited liability company (collectively, “Trustor”), whose address is 4960 Conference Way North, Suite 100, Boca Raton, Florida 33431, and RESORT FINANCE AMERICA, LLC, a Delaware limited liability company (as successor-in-interest by assignment from GMAC Commercial Finance LLC, a Delaware limited liability company (“GMACCF”), in turn as successor-in-interest by assignment from Residential Funding Company, LLC, a Delaware limited liability company (“Original Beneficiary”)), (in such capacity herein after referred to as the “Beneficiary”), whose address is c/o Lantern Asset Management, LLC, 100 Crescent Court, Suite 260, Dallas, Texas 75201, Attn: Clifton M. Dugas, II, Managing Director and Chief Legal Officer.

BACKGROUND

A.  Trustor executed that certain Deed of Trust, Security Agreement and Fixture Filing With Assignment of Rents, Proceeds and Agreements, dated as of May 18, 2006, which was properly recorded on May 19, 2006, in the Official Records of Clark County, Nevada in Book 20060519 as Document No. 0003982, ((as amended, modified and supplemented from time to time, and giving effect to this, and any other modification and spreader agreements as may be recorded from time to time, collectively the “Deed of Trust”), as trustor, in favor of First American Title Insurance Company, as trustee for the benefit of Original Beneficiary. The beneficial interest of Original Beneficiary under the Deed of Trust was assigned to GMACCF, pursuant to that certain Assignment of Deed of Trust, dated as of July 31, 2008, which was properly recorded on August 21, 2008 in the Clark County Records in Book 2008021, as Document No. 0004974, and the beneficial interest of GMACCF under the Deed of Trust was assigned to Beneficiary pursuant to that certain Assignment of Deed of Trust, dated as of September 13, 2010, which was properly recorded on October 6, 2010 in the Official of Clark County, Nevada in Book 20101006, as Document No. 0000897.

B.  Beneficiary is the present Lender under that certain Loan Agreement, dated as of February 10, 2003, by and among TRUSTOR (in such capacity, “Borrower”), and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation in such capacity, the “Original Lender”), as amended by (a) that certain Modification Agreement (AD&C Loan Agreement), dated as of September 10, 2003, executed by Borrower and Original Lender; (b) that certain Second Modification Agreement (AD&C Loan Agreement), dated as of September 15, 2004, entered into by and between Borrower, BLUEGREEN/BIG CEDAR VACATIONS, LLC, a Delaware limited liability company (“BCV”), and original Lender; (c) that certain Third Modification Agreement (AD&C Loan Agreement), dated as of February 15, 2006, entered into by and between Borrower, BCV, and Original Lender; and (d) that certain Fourth Modification Agreement (AD&C Loan Agreement), and Amendment to Project Loan Commitments, dated as of July 1, 2009, entered into by and among Borrower, BLUEGREEN NEVADA, LLC, a Delaware limited liability company (“Bluegreen Nevada”), BLUEGREEN CORPORATION, a Massachusetts corporation (“Bluegreen”), and GMAC Commercial Finance, LLC, a Delaware limited liability company, successor by merger to RFC Resort Funding, LLC, a Delaware limited liability company (as so amended, the “Loan Agreement”).

Amendment No. 2 to and Ratification of Deed Of Trust, Security Agreement and Fixture Filing with Assignment of Leases and Rents, Proceeds and Agreements	PAGE 1

C.  In connection with the Fifth Modification Agreement (AD & C Loan Agreement) dated as of even date herewith, by and among Borrower, Bluegreen Nevada, Bluegreen, and Lender, among others (the “Fifth Amendment”), the Lender granted certain consents and approvals and made certain financial accommodations to Borrower and Borrower's Affiliates as more particularly set forth therein, which were conditioned in part upon Trustor's execution and delivery of this Second Amendment to, among other things, add additional collateral with respect to the Collateral set forth in the Deed of Trust.

D.  Consequently, Trustor and Beneficiary have agreed to modify the Deed of Trust as more fully set forth in and subject to the terms of this Second Amendment.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Trustor and Beneficiary, intending to be legally bound, hereby agree and acknowledge as follows:

Recitals. The foregoing background recitals are true and correct, and are incorporated into and made a part of this Second Amendment.

Defined Terms. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement after giving effect to the Fifth Amendment. In addition, the parties acknowledge and agree that (i) the term “Loan Agreement” as used in the Deed of Trust, as amended by this Second Amendment, shall mean the Loan Agreement as further amended by the First Amendment to the Loan Agreement, and (ii) the term “Loan Documents” as used in the Deed of Trust, as amended by this Second Amendment, shall mean all documents executed in connection with the Loan, inclusive of the Fifth Amendment to the Loan Agreement and any and all other agreements executed and/or delivered in connection therewith, as such documents may be modified, extended, renewed or restated from time to time.

Amendments to Deed of Trust.

(a)  The additional terms “Additional Timeshare Interests” and “Fifth Amendment” are added to Section 1.1 of the Deed of Trust in appropriate alphabetical order to read in their entirety as follows:

“Additional Time-Share Interests” shall mean those certain Time-Share Interests that are more fully described on Exhibit A-1 to the Amendment No. 2 to and Ratification and Assumption of Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases and Rents, Proceeds and Agreements, dated effective as of March __, 2012 by Trustor and Beneficiary.”

“Fifth Amendment” means that certain Fifth Modification Agreement (AD&C Loan Agreement) and Amendment to Project Loan Commitment, dated as of March 30, 2012, by and among Trustor, Beneficiary, and certain other parties thereto.”

(b)  Additionally, the granting clause of the Deed of Trust is amended as follows:

Amendment No. 2 to and Ratification of Deed Of Trust, Security Agreement and Fixture Filing with Assignment of Leases and Rents, Proceeds and Agreements	PAGE 2

Additional Collateral. In consideration of the premises, the Obligations, Lender entering into the Fifth Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, TRUSTOR HEREBY IRREVOCABLY GRANTS, TRANSFERS, CONVEYS AND ASSIGNS TO THE TRUSTEE, FOR THE BENEFIT OF BENEFICIARY, IN TRUST, WITH POWER OF SALE AND RIGHT OF ENTRY, all of Trustor's right, title and interest now owned or hereafter acquired in and to the Additional Time-Share Interests, and the lien and operation, effect and priority of the Deed of Trust, are hereby amended, spread and expanded to encompass and include the Additional Timeshare Interests, FOR THE PURPOSE OF PROVIDING ADDITIONAL COLLATERAL TO SECURE THE OBLIGATIONS as may be limited under the Deed of Trust. Trustor hereby further grants to the Beneficiary a security interest in and to any and all portions of the Additional Time-Share Interests, which are deemed to be personal property and is subject to the Uniform Commercial Code (as defined in the Loan Agreement), for the purpose of securing the payment of the Obligations as may be limited under the Deed of Trust.

Representations and Warranties. Trustor reaffirms, restates and incorporates by this reference all of its representations, warranties, covenants and agreements made in the Deed of Trust as if the same were made as of this date and with respect to this Second Amendment. All of such representations and warranties were true and correct when made and remain true and correct as of the date hereof. In addition, Trustor represents, warrants, and covenants that this Second Amendment has been duly authorized by Trustor and is the legal, valid and binding obligation of Trustor, enforceable against it in accordance with its terms.

Consideration. Trustor acknowledges that it has received material benefit and valuable consideration as a result of the Loan (as defined in the Deed of Trust) and the Fifth Amendment.

Further Assurances. Trustor agrees that, at any time and from time to time, upon Beneficiary or its successor's or assign's reasonable request, Trustor will promptly execute and deliver such further documents and do such other acts and things as Beneficiary (or its successors or assigns) reasonably may request in order to effect further the purposes of the Deed of Trust or this Second Amendment.

Binding Agreement. This Second Amendment shall be binding on Trustor, its partners, members, and successors and assigns, and inure to the benefit of Beneficiary, and its successors, assigns and participants. This Second Amendment shall be construed in accordance with the laws of the State of Nevada, exclusive of its choice of law provisions.

Recordation. The parties acknowledge that this Second Amendment will be recorded in the Official Records in the Office of the County Recorder Clark County, Nevada, and Trustor agrees to pay any recording costs or taxes that may be payable from time to time with respect to this Second Amendment or its recordation.

Ratification. Except as specifically provided herein, the Deed of Trust is unmodified and in full force and effect, and is reaffirmed by Trustor.

Construction. In the event of a conflict or inconsistency between the terms and provisions of the Deed of Trust and this Second Amendment, the terms and provisions of this Second Amendment shall control.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Amendment No. 2 to and Ratification of Deed Of Trust, Security Agreement and Fixture Filing with Assignment of Leases and Rents, Proceeds and Agreements	PAGE 3

IN WITNESS WHEREOF, Trustor and Beneficiary have each caused this Second Amendment to be authorized, executed and delivered, effective as of date first written above.

TRUSTOR:	Bluegreen Vacations Unlimited, Inc., a Florida corporation By: /s/ Name: ________________________________ Title: _________________________________

STATE OF	)
) SS:
COUNTY OF	)

The foregoing instrument was acknowledged before me on March ___, 2012, by ____________________________________, ___________________________ of Bluegreen Vacations Unlimited, Inc., a Florida corporation, on behalf of said entity. He is personally known to me or has produced evidence satisfactory to me as to his identity.

WITNESS my hand and official seal.

________________________________________

Notary Public

Print Name: _______________________________

Commission Number: ________________________

My Commission Expires: _____________________

Amendment No. 2 to and Ratification of Deed Of Trust, Security Agreement and Fixture Filing with Assignment of Leases and Rents, Proceeds and Agreements	SIGNATURE PAGE

TRUSTOR:	Bluegreen Nevada, LLC a Delaware limited liability company By: /s/ Name:______________________________________ Title:_______________________________________

STATE OF	)
) SS:
COUNTY OF	)

The foregoing instrument was acknowledged before me on March ___, 2012, by _________________________________________, ___________________ of Bluegreen Nevada, LLC, a Delaware limited liability company, on behalf of said entity. He is personally known to me or has produced evidence satisfactory to me as to his identity.

WITNESS my hand and official seal.

________________________________________

Notary Public

Print Name: _______________________________

Commission Number: ________________________

My Commission Expires: _____________________

Amendment No. 2 to and Ratification of Deed Of Trust, Security Agreement and Fixture Filing with Assignment of Leases and Rents, Proceeds and Agreements	SIGNATURE PAGE

BENEFICIARY:	Resort Finance America, LLC, a Delaware limited liability company By: /s/ Name:______________________________________ Title:_______________________________________

STATE OF	)
) SS:
COUNTY OF	)

The foregoing instrument was acknowledged before me on March ___, 2012, by ____________________________________, ______________________________ of Resort Finance America, LLC, a Delaware limited liability company, on behalf of said entity. He is personally known to me or has produced evidence satisfactory to me as to his identity.

WITNESS my hand and official seal.

________________________________________

Notary Public

Print Name: _______________________________

Commission Number: ________________________

My Commission Expires: _____________________

Amendment No. 2 to and Ratification of Deed Of Trust, Security Agreement and Fixture Filing with Assignment of Leases and Rents, Proceeds and Agreements	SIGNATURE PAGE

EXHIBIT A

Additional Time-Share Interests

[To be conformed upon receipt of title commitment.]

The proportionate interest in real property contained within the following legal description:

An undivided 2/49,712th (two / forty nine thousand seven hundred twelve) fractional fee simple ownership interest in the following Property:

Parcels E1, E-1-A, E-1-B, E-1-C, E-1-D, E-2, E-3, E-4, E-5, E-6 and E-7 as created by that certain Grant, Bargain and Sale Deed from Bluegreen Vacations Unlimited, Inc., a Florida corporation, to Bluegreen Nevada, LLC, a Delaware limited liability company, and recorded in the Official Records of Clark County, Nevada on July 29, 2008 in Book 20080729 as Instrument no. 0004564, an Air Space Parcel in a portion of Lot 1, as shown by Map thereof recorded in Book 130, Page 70 of Plats in the Office of the Clark County, Nevada Recorder.

Together with the exclusive right to use and occupy a specific Suite Configuration associated with the following assigned Timeshare Ownership Identification Number(s) during the Assigned Use Period(s): TOI                           an Annual use year; TOI                           a Biennial Even use year; TOI                           a Biennial Odd use year, and subject to that certain Declaration of Covenants, Conditions, Easements, Restrictions and Timeshare Ownership Instrument for BG Club 36 recorded July 29, 2008 on file in Book 20080729 as Instrument No. 04568, in the Official Records of Clark County, Nevada (the “Declaration”), as provided for therein and in the Rules and Regulations created under authority thereof.

Amendment No. 2 to and Ratification of Deed Of Trust, Security Agreement and Fixture Filing with Assignment of Leases and Rents, Proceeds and Agreements	Exhibit A